Exhibit 99.1

FOR IMMEDIATE RELEASE

Nesco Holdings’ Shareholders Approve the Proposals Required to Consummate the Acquisition of Custom Truck One Source in Partnership with Platinum Equity

FORT WAYNE, Ind. – February 19, 2021 – Nesco Holdings, Inc. (NYSE: NSCO, "Nesco" or the "Company") announced today that, at its special meeting of shareholders, held yesterday, shareholders approved and adopted the NYSE Proposal and each of the Charter Proposals (as such terms are defined in Nesco’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on January 20, 2021). The final vote results, as certified by the independent Inspector of Election, will be filed on a Form 8-K with the U.S. Securities and Exchange Commission.

Subject to customary closing conditions, the closing of the transactions described in the definitive proxy statement, including the acquisition of Custom Truck One Source, is expected to occur in the first quarter of 2021.

About Nesco

Nesco is one of the largest providers of specialty equipment, parts, tools, accessories and services to infrastructure resources such as the electric utility transmission and distribution, telecommunications and rail markets in North America. Nesco offers its specialized equipment to a diverse customer base for the maintenance, repair, upgrade and installation of critical infrastructure assets including electric lines, telecommunications networks and rail systems. Nesco's coast-to-coast rental fleet of more than 4,500 units includes aerial devices, boom trucks, cranes, digger derricks, pressure drills, stringing gear, hi-rail equipment, repair parts, tools and accessories. For more information, please visit investors.nescospecialty.com.

Forward-Looking Statements

Certain statements contained in this communication may be considered forward-looking statements within the meaning of U.S. securities laws, including section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction and the ability to consummate the proposed transaction. When used in this communication, the words “potential,” “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Nesco’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the ability to consummate the acquisition of Custom Truck One Source and to integrate the acquisition into the Nesco business; the ability to consummate the private placement; failure to obtain necessary regulatory approvals or to satisfy any of the other conditions related to the acquisition of Custom Truck One Source; the ability to realize expected synergies and the timing for any such realization; projected financial results for Nesco and Custom Truck One Source, including on a combined basis; potential litigation associated with the acquisition of Custom Truck One Source; the potential impact of the acquisition of Custom Truck One Source on Nesco’s or Custom Truck One Source’s relationships, including with suppliers, customers, employees and regulators; the impact of the COVID-19 pandemic on Nesco’s or Custom Truck One Source’s business operations, as well as the overall economy; Nesco’s ability to execute on its plans to develop and market new products and the timing of these development programs; Nesco’s estimates of the size of the markets for its solutions; the rate and degree of market acceptance of Nesco’s solutions; the success of other competing technologies that may become available; Nesco’s ability to identify and integrate acquisitions; the performance and security of Nesco’s products and services; potential litigation involving Nesco; and general economic and market conditions impacting demand for Nesco’s services. For a more complete description of these and other possible risks and uncertainties, please refer to Nesco’s annual report on form 10-K filed with the securities and exchange commission on March 13, 2020 and quarterly report on form 10-Q filed with the securities and exchange commission on May 7, 2020, as well as to Nesco’s subsequent filings with the SEC. Should one or more of these material risks occur, or should the underlying assumptions change or prove incorrect, Nesco’s actual results, performance, achievements or plans could differ materially from those expressed or implied in any forward-looking statement. The forward-looking statements contained herein speak only as of the date hereof, and Nesco undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

NESCO INVESTOR CONTACT

Josh Boone, CFO

(800) 252-0043

investors@nescospecialty.com